Restructuring Charges	6 Months Ended	12 Months Ended
	Jun. 30, 2016	Dec. 31, 2015
Restructuring and Related Activities [Abstract]
Restructuring Charges
4.	Restructuring Charges

In March 2015, the Company announced its plan to consolidate all major business functions into its Irvine, California headquarters and close its Memphis, Tennessee office. The Company completed this consolidation and closure in May 2015. The Company did not retain any of its Memphis-based employees. A total of seven employees were impacted by the consolidation, including three executives of the Company. In connection with this consolidation and closure, the Company recorded restructuring charges of $499,184 and $1,252,584 during the three and six months ended June 30, 2015, respectively, that related primarily to costs associated with severance and other compensation for the impacted employees.

5.	Restructuring Charges

In May 2015, the Company closed its Memphis, Tennessee office and consolidated all major business functions into its Irvine, California headquarters. The Company did not retain any of its Memphis-based employees. A total of seven employees were impacted by the consolidation, including three executives of the Company. In connection with this consolidation, the Company recorded restructuring charges of approximately $760,000, of which approximately $718,000 related to costs associated with severance and other compensation for the impacted employees.

In connection with the then-contemplated consolidation of the Company’s business functions discussed above, effective August 1, 2014, the Company entered into new employment agreements with its then-Chief Financial Officer and one other executive officer. Among other items, the new agreements each provided that if, on or before July 31, 2015, the Company were to terminate the employment of either officer, any unvested stock options would become fully vested on the termination date and would be exercisable until the contractual expiration date of each such option. Under the officers’ prior employment agreements, the exercise period subsequent to termination without cause was three years. In connection with the Company’s consolidation of its business functions as discussed above, these officers’ employment with the Company was terminated without cause on May 15, 2015.

Also in connection with the consolidation of the Company’s business functions discussed above, effective April 1, 2015, the Company’s then-Executive Chairman and former Chief Executive Officer separated his employment with the Company (continuing thereafter as Chairman). In recognition of the Chairman’s contributions as an officer of the Company, the Company’s Board of Directors accelerated the vesting of all previously unvested options held by the Chairman and extended the exercise period until the contractual expiration date of each such option. Under the Chairman’s prior employment agreement, the exercise period subsequent to termination without cause was three years.

As a result of the modification of the terms of stock options, and as of the employment separation dates in 2015, all as discussed in the preceding two paragraphs, the Company revalued such options and recognized non-cash restructuring costs of $492,926, and recorded a corresponding amount as additional paid-in capital.

As a result of the foregoing, the Company recorded aggregate restructuring costs of $1,252,584 in its consolidated statement of operations for the year ended December 31, 2015 related to the consolidation of its business functions.